EXHIBIT 24

                               POWER OF ATTORNEY

     We, the undersigned directors of Bowater Incorporated, hereby severally constitute Ecton R. Manning, David G. Maffucci and Wendy C. Shiba, and each of them singly, our true and lawful attorneys with full power of substitution, to sign for us and in our names in the capacities listed below, (1) a Registration Statement on Form S-8 pertaining to the Bowater Communication Papers Inc. Employees' Savings Plan (the "Plan") and any and all amendments to such Registration Statement and (2) a Post-Effective Amendment to the Registration Statement on Form S-8 (Registration No. 33-22297) and any and all amendments to such Registration Statement, and generally to do all such things in our names and on our behalf in our capacities as directors to enable Bowater Incorporated to comply with the provisions of the Securities Act of 1933, as amended, all requirements of the Securities and Exchange Commission, and all requirements of any other applicable law or regulation, hereby ratifying and confirming our signatures as they may be signed by our said attorneys, or any of them, to such Registration Statement and Post-Effective Amendment and any and all amendments thereto, including post-effective amendments.

      Signatures                        Title                  Date


/s/ Anthony P. Gammie
__________________________   Director and Chairman of  November 15, 1995
Anthony P. Gammie               the Board



/s/ Francis J. Aguilar
__________________________   Director                  November 15, 1995
Francis J. Aguilar


/s/ Hugh D. Aycock
__________________________   Director                  November 15, 1995
Hugh D. Aycock


/s/ Richard Barth
__________________________   Director                  November 15, 1995
Richard Barth


/s/ Kenneth M. Curtis
__________________________   Director                  November 15, 1995
Kenneth M. Curtis


/s/ H. Gordon MacNeill
__________________________   Director                  November 15, 1995
H. Gordon MacNeill


/s/ Donald R. Melville
__________________________   Director                  November 15, 1995
Donald R. Melville


/s/ John A. Rolls
__________________________   Director                  November 15, 1995
John A. Rolls



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